UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 10, 2009

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — OTHER EVENTS

Item 8.01 Other Events

On August 10, 2009, the Company issued a press release to provide revised earnings guidance for the fiscal 2009 full year.  The text of the press release follows:

“Austin, Minn., Aug. 10, 2009 — Hormel Foods Corporation (NYSE: HRL), a multinational marketer of consumer-branded meat and food products, today said it is increasing its guidance for fiscal 2009 earnings.

‘A strong performance from our Refrigerated Foods segment, an improved performance by our Jennie-O Turkey Store segment and continued solid results from our Grocery Products segment, allowed us to deliver a stronger than expected third quarter. We also benefited from better investment performance in our rabbi trust,’ said Jeffrey M. Ettinger, chairman of the board, president and chief executive officer.

‘These results have led us to increase our earnings guidance range for fiscal year 2009.  Based on our performance to date, we are raising our full year guidance to $2.36 - $2.42 per share from our earlier guidance of $2.15 - $2.25 per share.

We will provide more details regarding the third quarter and the 2009 outlook during our conference call on Thursday, Aug. 20, 2009, at 8:30 a.m. CT,’ Ettinger concluded.

ABOUT HORMEL FOODS CORPORATION

Hormel Foods Corporation, based in Austin, Minn., is a multinational manufacturer and marketer of consumer-branded food and meat products, many of which are among the best known and trusted in the food industry. The company leverages its extensive expertise, innovation and high competencies in pork and turkey processing and marketing to bring quality, value-added brands to the global marketplace. The company is a member of the Standard & Poor’s 500 Index, and in each of the past ten years, Hormel Foods was named one of “The 400 Best Big Companies in America” by Forbes magazine. The company enjoys a strong reputation among consumers, retail grocers, foodservice and industrial customers for products highly regarded for quality, taste, nutrition, convenience and value. For more information, visit http://www.hormelfoods.com.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking information based on management’s current views and assumptions.  Actual events may differ materially.  Please refer to the cautionary statement regarding Forward-Looking Statements and Risk Factors that appear on pages 27-33 in the company’s Form 10-Q for the quarter ended April 26, 2009, which can be accessed at www.hormelfoods.com under ‘Investors-SEC Filings.’ ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	August 10, 2009	By	/s/J. H. FERAGEN
J. H. FERAGEN
Senior Vice President
and Chief Financial Officer

Dated:	August 10, 2009	By	/s/J. N. SHEEHAN
J.N. SHEEHAN
Vice President and Controller